UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2024

HPS CORPORATE LENDING FUND

(Exact name of Registrant as specified in Its Charter)

Delaware	814-01431	84-6391045
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 West 57th Street, 33rd Floor
New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 287-6767

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 21, 2024, HPS Corporate Lending Fund (the “Fund”) executed the Third Amendment to Credit Agreement (the “Amendment”), amending that certain Revolving Credit and Security Agreement, dated as of March 31, 2023, among the Fund, as equityholder and collateral manager, HLEND Holdings D, L.P., as borrower (the “Borrower”), U.S. Bank Trust Company, National Association, as collateral agent, BNP Paribas, as administrative agent, and the lenders from time to time party thereto (as amended and supplemented prior to the Amendment, the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed in the Credit Agreement (as amended by the Amendment).

The Amendment, among other things, (i) increases the Maximum Facility Amount from $500,000,000 to $1,000,000,000 and (ii) reduces the Applicable Margin to be 2.00% per annum.

The description above is only a summary of the material provisions of the Amendment and is qualified in its entirety by reference to a copy of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03.	Creation of Direct Financial Obligation.

The information included under Item 1.01 above regarding the Amendment is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Third Amendment to Credit Agreement, dated November 21, 2024, by and among HPS Corporate Lending Fund, as equityholder and collateral manager, HLEND Holdings D, L.P., as borrower, U.S. Bank Trust Company, National Association, as collateral agent, BNP Paribas, as administrative agent, and the lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HPS CORPORATE LENDING FUND

Date: November 21, 2024	By:	/s/ Robert Busch
	Name:	Robert Busch
	Title:	Chief Financial Officer and Principal Accounting Officer